UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 15, 1998


                              CARNIVAL CORPORATION
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             (Exact name of registrant as specified in its charter)


    Republic of Panama                 1-9610                    59-1562976
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(State of other jurisdiction   (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)


3655 N.W. 87th Avenue, Miami, Florida                               33178-2428
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (305) 599-2600


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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                                     Page 2


ITEM 5.  OTHER EVENTS.

         On April 15, 1998, Carnival Corporation consummated the issuance of $200 million aggregate principal amount of its 5.65% Notes Due October 15, 2000 (the "2000 Notes") and $200 million aggregate principal amount of its 6.15% Notes Due April 15, 2008 (the "2008 Notes" and, collectively with the 2000 Notes, the "Notes"). Bear, Stearns & Co. Inc. and Chase Securities Inc. served as Underwriters for the offering of the Notes (the "Offering"). Attached hereto as Exhibits 1, 4.1 and 4.2 are copies of the applicable Underwriting Agreement and each Officers' Certificate which set forth the terms of the Notes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS:

         The exhibits listed below relate to the Registration Statements (Nos. 33-50947 and 333-43269) on Form S-3 of the Registrant and are filed herewith for incorporation by reference in such Registration Statements.


Exhibit No.          Description of Exhibit
-----------          ----------------------

1 Underwriting Agreement dated April 6, 1998 between the Registrant and Bear, Stearns & Co. Inc. and Chase Securities Inc.
4.1 Officers' Certificate dated April 15, 1998 pursuant to Sections 3.1 and 3.3 of the Indenture, which has attached thereto as an Exhibit a form of 5.65% Notes Due October 15, 2000 of the
                     Registrant.
4.2 Officer's Certificate dated April 15, 1998 pursuant to Sections 3.1 and 3.3 of the Indenture, which has attached thereto as an Exhibit a form of 6.15% Notes Due April 15,
                     2008 of the Registrant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    CARNIVAL CORPORATION


Dated: May 12, 1998                             By: /s/ Howard S. Frank
                                                    -------------------
                                                    Howard S. Frank,
                                                    Vice Chairman and
                                                    Chief Operating Officer

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                                  Exhibit Index
                                  -------------


Exhibit No.                  Description of Exhibit
-----------                  ----------------------
1                            Underwriting Agreement dated April 6, 1998
                             between the Registrant and Bear, Stearns & Co.
                             Inc. and Chase Securities Inc.
4.1                          Officers' Certificate dated April 15,
                             1998 pursuant to Sections 3.1 and 3.3
                             of the Indenture, which has attached
                             thereto as an Exhibit a form of 5.65%
                             Notes Due October 15, 2000 of the
                             Registrant.
4.2                          Officer's Certificate dated April 15,
                             1998 pursuant to Sections 3.1 and 3.3
                             of the Indenture, which has attached
                             thereto as an Exhibit a form of 6.15%
                             Notes Due April 15, 2008 of the
                             Registrant.